UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A

AMENDMENT No. 1 TO

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 31, 2004

Pentair, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	1-11625	41-0907434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(763) 545-1730

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pentair, Inc. hereby amends Item 9.01 (formerly Item 7) of its Current Report on Form 8-K, dated July 31, 2004, to read in its entirety as set forth below.

ITEM	9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The following audited consolidated financial statements of the Manufacturing Operations of WICOR, Inc. are filed herewith as Exhibit 99.1 to this Current Report on Form 8-K/A:

i	Independent Auditors’ Report

ii	Consolidated Balance Sheet as of December 31, 2003

iii	Consolidated Statement of Income for the Year Ended December 31, 2003

iv	Consolidated Statement of Business Equity as of December 31, 2003

v	Consolidated Statement of Cash Flows for the Year Ended December 31, 2003

vi	Notes to Consolidated Financial Statements

The following unaudited interim consolidated financial statements of the Manufacturing Operations of WICOR, Inc. are filed herewith as Exhibit 99.2 to this Current Report on Form 8-K/A:

i	Unaudited Condensed Consolidated Balance Sheet as of June 30, 2004

ii	Unaudited Condensed Consolidated Statements of Income for the Six Months Ended June 30, 2004 and 2003.

iii	Unaudited Condensed Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2004 and 2003.

iv	Notes to Unaudited Condensed Consolidated Financial Statements

(b)	Pro Forma Financial Information

The following unaudited pro forma combined condensed consolidated financial statements of the Company are filed herewith as Exhibit 99.3 to this Current Report on Form 8-K/A:

i	Introduction to Unaudited Pro Forma Combined Condensed Financial Information

ii	Unaudited Pro Forma Combined Condensed Balance Sheet as of July 3, 2004

iii	Unaudited Pro Forma Combined Condensed Statement of Income for the Six Months Ended July 3, 2004

iv	Unaudited Pro Forma Combined Condensed Statement of Income for the Year Ended December 31, 2003

v	Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(c)	Exhibits

The following exhibits are provided as part of the information filed under Item 2.01 of this Current Report on Form 8-K:

Exhibit	Description
2	Stock Purchase Agreement among Pentair, Inc., WICOR, Inc., and Wisconsin Energy Corporation dated February 3, 2004 (Incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K dated February 3, 2004 (File No. 1-11625)).*

23.1	Consent of Deloitte & Touche LLP

99.1	Consolidated balance sheet of the Manufacturing Operations of WICOR, Inc. as of December 31, 2003, and the related consolidated statement of income, cash flow and changes in business equity for the year ended December 31, 2003.

99.2	Unaudited condensed consolidated balance sheets of the Manufacturing Operations of WICOR, Inc. as of June 30, 2004, and the related consolidated statements of income and cash flows for the six month periods ended June 30, 2004 and June 30, 2003.

99.3	Unaudited pro forma combined condensed financial information of the Company as of June 30, 2004 and for the six month period ended June 30, 2004 and year ended December 31, 2003.

*	The schedules and exhibits to this document have not been filed with the Securities and Exchange Commission. Pentair agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on October 14, 2004.

PENTAIR, INC.
Registrant

By	/s/ David D. Harrison
David D. Harrison
Executive Vice President and Chief Financial Officer
(Chief Accounting Officer)

PENTAIR, INC.

Exhibit Index to Current Report on Form 8-K/A

Dated July 31, 2004

Exhibit Number	Description
2	Stock Purchase Agreement among Pentair, Inc., WICOR, Inc., and Wisconsin Energy Corporation dated February 3, 2004 (Incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K dated February 3, 2004 (File No. 1-11625)).*

23.1	Consent of Deloitte & Touche LLP

99.1	Consolidated balance sheet of the Manufacturing Operations of WICOR, Inc. as of December 31, 2003, and the related consolidated statement of income, cash flow and changes in business equity for the year ended December 31, 2003.

99.2	Unaudited condensed consolidated balance sheets of the Manufacturing Operations of WICOR, Inc. as of June 30, 2004, and the related consolidated statements of income and cash flows for the six month periods ended June 30, 2004 and June 30, 2003.

99.3	Unaudited pro forma combined condensed financial information of the Company as of June 30, 2004 and for the six month period ended June 30, 2004 and year ended December 31, 2003.

*	The schedules and exhibits to this document have not been filed with the Securities and Exchange Commission. Pentair agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.